UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2025

TD SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California

(Address of principal executive offices)

94538

(Zip Code)

(510) 668-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2025, TD SYNNEX Corporation (“TD SYNNEX” or the “Company”) issued and sold $550,000,000 aggregate principal amount of 4.300% Senior Notes due 2029 (the “2029 Notes”) and $600,000,000 aggregate principal amount of 5.300% Senior Notes due 2035 (the “2035 Notes” and, together with the 2029 Notes, the “Notes,” and such offering, the “Notes Offering”). The Notes were sold in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-278517), which became effective upon filing, and a Prospectus Supplement dated October 7, 2025, to a Prospectus dated April 5, 2024.

The Notes were issued pursuant to, and are governed by, an indenture, dated as of August 9, 2021 (the “Base Indenture”), between the Company and Citibank, N.A., as trustee (the “Trustee”), as amended and supplemented, including by a sixth supplemental indenture dated as of October 10, 2025 between the Company and the Trustee relating to the 2029 Notes and a seventh supplement indenture dated as of October 10, 2025 between the Company and the Trustee relating to the 2035 Notes (the Base Indenture, as so amended and supplemented, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that limit TD SYNNEX’ and certain of its subsidiaries’ ability to create or incur liens on shares of stock of certain subsidiaries or on principal properties, engage in sale/leaseback transactions or, with respect to TD SYNNEX, consolidate or merge with, or sell or lease substantially all its assets to, another person. The Indenture also provides for customary events of default.

The 2029 Notes will accrue interest at a rate of 4.300% per year, payable semi-annually in arrears on January 17 and July 17 of each year, beginning on January 17, 2026, and will mature on January 17, 2029. The 2035 Notes will accrue interest at a rate of 5.300% per year, payable semi-annually in arrears on April 10 and October 10 of each year, beginning on April 10, 2026, and will mature on October 10, 2035. TD SYNNEX may redeem each series of Notes at its option, in whole or in part, at any time and from time to time, prior to December 17, 2028, in the case of the 2029 Notes, or July 10, 2035, in the case of the 2035 Notes (each a “Par Call Date”), at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series discounted to the redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in Indenture) plus 15 basis points, in the case of the 2029 Notes, or 20 basis points, in the case of the 2035 Notes, less (b) interest accrued on the Notes of such series to the redemption date; and (2) 100% of the principal amount of the Notes of such series to be redeemed; plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. TD SYNNEX may also redeem each series of Notes at its option, in whole or in part, at any time and from time to time, on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Company received net offering proceeds of approximately $1.14 billion, before expenses, upon closing of the Notes Offering. The Company intends to use the net proceeds from the Notes Offering, together with other available funds, (a) to repay all or a portion of the $581.3 million senior unsecured term loan outstanding under its Amended and Restated Credit Agreement dated as of April 16, 2024, (b) to repay or redeem on or prior to maturity the outstanding $700 million aggregate principal amount of its 1.750% Senior Notes due August 9, 2026 and (c) for general corporate purposes.

The foregoing descriptions of the Base Indenture, the sixth supplemental indenture, the seventh supplemental indenture and the Notes are summaries only and are qualified in their entirety by reference to the full text of such documents. The Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 9, 2021, the sixth supplemental indenture, including the form of 2029 Note, which are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K, and the seventh supplemental indenture, including the form of 2035 Note, which are filed as Exhibits 4.4 and 4.5 to this Current Report on Form 8-K, are incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intended use of net proceeds from the Notes Offering. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including risks detailed from time to time in TD SYNNEX’ filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report are based on information available to TD SYNNEX as of the date hereof, and TD SYNNEX does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of August 9, 2021, by and between TD SYNNEX Corporation and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 9, 2021).

4.2	Sixth Supplemental Indenture, dated as of October 10, 2025, by and between TD SYNNEX Corporation and Citibank, N.A., as trustee.

4.3	Form of 4.300% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.2).

4.4	Seventh Supplemental Indenture, dated as of October 10, 2025, by and between TD SYNNEX Corporation and Citibank, N.A., as trustee.

4.5	Form of 5.300% Senior Notes due 2035 (included as Exhibit A to Exhibit 4.4).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2025	TD SYNNEX CORPORATION

	By:	/s/ David Jordan
David Jordan Executive Vice President and Chief Financial Officer